Commitments	9 Months Ended
Apr. 30, 2022
Commitments

15. Commitments

The Company is currently on a year-to-year lease arrangement for office and lab space in Philadelphia, Pennsylvania in the amount of approximately $16,000 per month.

In the ordinary course of operating, the Company may from time to time be subject to various claims or possible claims. Management believes there are no claims or possible claims that if resolved would either individually or collectively result in a material adverse impact on the Company’s financial position results of operations, or cash flows. These matters are internally uncertain, and management’s view of these matters may change in the future.